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                                                                      EXHIBIT 21

                   SUBSIDIARIES OF SAFEGUARD SCIENTIFICS, INC.

         Exclusive of immaterial subsidiaries and companies in which Registrant holds a minority interest, Registrant as of March 12, 2004, had the following subsidiaries:

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                 NAME                                          PLACE OF INCORPORATION
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
Alliance Consulting Group Associates, Inc.                           NEW JERSEY
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Alliance Holdings, Inc.                                               DELAWARE
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Bonfield 2000 Capital, L.P.                                           DELAWARE
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Bonfield Fund Management, L.P.                                        DELAWARE
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Bonfield Insurance, Ltd.                                   British Virgin Islands ("VG")
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Bonfield Partners Capital, L.P.                                       DELAWARE
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ChromaServices, Inc.                                                  DELAWARE
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ChromaVision Medical Systems, Inc.                                    DELAWARE
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CompuCom Systems, Inc.                                                DELAWARE
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Mantas, Inc.                                                          DELAWARE
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Pacific Title and Art Studio, Inc.                                    DELAWARE
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Safeguard 97 Capital, L.P.                                            DELAWARE
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Safeguard 99 Capital, L.P.                                            DELAWARE
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Safeguard 2000 Capital, L.P.                                          DELAWARE
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Safeguard 2001 Capital, L.P.                                          DELAWARE
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Safeguard Capital Management, Inc.                                    DELAWARE
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Safeguard Delaware, Inc.                                              DELAWARE
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Safeguard Fund Management, L.P.                                       DELAWARE
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Safeguard Fund Management, Inc.                                       DELAWARE
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Safeguard Partners Capital, L.P.                                      DELAWARE
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Safeguard Scientifics (Delaware), Inc.                                DELAWARE
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Safeguard Scientifics Foundation                                    PENNSYLVANIA
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Safeguard Technologies, Inc.                                          DELAWARE
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SSI Management Company, Inc.                                          DELAWARE
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SSI Partnership Holdings (Pennsylvania), Inc.                       PENNSYLVANIA
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XL Realty Corp.                                                       FLORIDA
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